UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2025

GD Culture Group Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

22F - 810 Seventh Avenue,
New York, NY 10019

(Address of Principal Executive Offices) (Zip code)

+1-347- 2590292

(Company’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	GDC	Nasdaq Capital Market

Item 1.01 Entry Into a Material Definitive Agreement

On February 10, 2025, GD Culture Group Limited. (the “Company”) entered into an At-The-Market Issuance Sales Agreement (the “Sales Agreement”) with Univest Securities, LLC (the “Sales Agent”) under which the Company may issue and sell from time to time, shares of its common stock, par value $0.0001 per share (the “Shares”), having an aggregate offering price of not more than $10,000,000 through the Sales Agent or any of its sub-agent(s) or other designees, acting as sales agent. Prior to any sales under the Sales Agreement, the Company will deliver a “Transaction Notice” to the Sales Agent that will set the parameters for such sale of Shares, including the number of Shares to be issued, the time period during which sales are requested to be made, any limitation on the number of Shares that may be sold in any one trading day and any minimum price below which sales may not be made. The offer and sale of the Shares, if any, will be made pursuant to the Company’s shelf registration statement on Form F-3 (File No. 333- 279141), which was initially filed with the United States Securities and Exchange Commission (the “Commission”) on May 6, 2024, and was declared effective, as amended, by the Commission on August 20, 2024 and as supplemented by the prospectus supplement to be filed with the Commission relating to the Shares which may be issued from time to time pursuant to the Sales Agreement.

Subject to the terms and conditions of the Sales Agreement, the Sales Agent may sell the Shares, if any, only by methods deemed to be an “at-the-market” offering as defined in Rule 415 promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”), including, without limitation, sales made directly through the Nasdaq Capital Market or any other trading market on which the Company’s common stock is listed or quoted or to or through a market maker. In addition, subject to the terms and conditions of the Sales Agreement, with the Company’s prior written consent, the Sales Agent may also sell Shares by any other method permitted by law, or as may be required by the rules and regulations of the Nasdaq Stock Market, LLC or such other trading market on which the Company’s common stock is listed or quoted, including, but not limited to, in negotiated transactions. The Sales Agent will use commercially reasonable efforts consistent with its normal trading and sales practices to sell the Shares in accordance with the terms of the Sales Agreement and any applicable Transaction Notice. The Company cannot provide any assurances that the Sales Agent will sell any Shares pursuant to the Sales Agreement.

The Company made certain customary representations, warranties and covenants concerning the Company and the offering of the Shares. Pursuant to the terms of the Sales Agreement, the Company also provided the Sales Agent with customary indemnification rights, including indemnification against certain liabilities under the Securities Act. The Company will pay the Sales Agent a commission in cash equal to 3.5% of the gross proceeds from the sale of the Shares under the Sales Agreement, if any. In addition, the Company has agreed to reimburse the Sales Agent for all reasonable travel and other accountable expenses, including the documented fees and costs of its legal counsel reasonably incurred in connection with entering into the transactions contemplated by the Sales Agreement in an amount not to exceed $125,000. Additionally, pursuant to the terms of the Sales Agreement, the Company agreed to reimburse the Sales Agent for the documented fees and costs of its legal counsel reasonably incurred in connection with Sales Agent’s ongoing diligence requirements arising from the transactions contemplated by the Sales Agreement in an amount not to exceed $5,000 in the aggregate per calendar quarter. The offering of Shares will terminate upon the earlier of the sale of the Shares under the Sales Agreement having an aggregate offering price of $10,000,000 or the termination of the Sales Agreement as permitted therein. The Sales Agreement may be terminated by the Company at any time upon three (3) days’ prior written notice to the Sales Agent. The Sales Agent may terminate the Sales Agreement at any time by providing written notice to the Company. The Company and the Sales Agent may also terminate the Sales Agreement by mutual agreement.

The foregoing summary of the Sales Agreement is not complete and is qualified in the entirety by reference to the complete text of the Sales Agreement, which is filed as Exhibit 10.1 to this report on Form 6-K and is incorporated by reference herein.

The Shares will be issued pursuant to the Company’s Registration Statement, the base prospectus filed as part of the Registration Statement and the at-the-market offering agreement prospectus filed as part of the Registration Statement. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Company cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. These forward-looking statements include statements regarding the ability to sell Shares and raise additional funds pursuant to the Sales Agreement. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of these results will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties associated with market conditions and the satisfaction of pre-sale conditions under the Sales Agreement, as well as risks and uncertainties inherent in the Company’s business, including those described in the Company’s periodic filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This cautionary statement is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

The information contained in this Report on Form 6-K of the Company, are hereby incorporated by reference into the Company’s Registration Statement on Form F-3 (File No. 333-267893) and Registration Statement on Form S-8 (File No. 333-264089).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Ortoli Rosenstadt LLP
10.1	At-the-Market Issuance Sales Agreement, dated February 10, 2025, by and between GD Culture Group Limited. and Univest Securities, LLC
99.1	Press Release - GD Culture Group Limited Announces At-The-Market Equity Offering Program, dated February 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GD Culture Group Limited

Date: February 10, 2025	By:	/s/ Xiao Jian wang
	Name:	Xiao Jian Wang
	Title:	Chief Executive Officer, President and Chairman of the Board of Directors

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